BLACKROCK ALLOCATION TARGET SHARES

BATS: Series C Portfolio

(the “Fund”)

Supplement dated October 3, 2017 to

the Statement of Additional Information (“SAI”) dated July 28, 2017, as supplemented to date

Effective January 1, 2018, Jeffrey Cucunato will no longer serve as a portfolio manager of the Fund, and Stephan Bassas will be added as a portfolio manager of the Fund. Effective January 1, 2018, the SAI is amended by deleting all references to and all information regarding Mr. Cucunato.

Shareholders should retain this Supplement for future reference.

SAI-BATS-1017SUP